UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) September 14, 2007
MGIC Investment Corporation

(Exact Name of Registrant as Specified in Its Charter)
Wisconsin

(State or Other Jurisdiction of Incorporation)

1-10816	39-1486475

(Commission File Number)	(IRS Employer Identification No.)

MGIC Plaza, 250 East Kilbourn Avenue, Milwaukee, WI	53202

(Address of Principal Executive Offices)	(Zip Code)
(414) 347-6480

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement.
     On September 14, 2007, Mortgage Guaranty Insurance Corporation (“MGIC”), a subsidiary of MGIC Investment Corporation, Radian Guaranty Inc. (“Radian”), a subsidiary of Radian Group Inc., and an entity (the “Management Entity”) owned by the management of Sherman Financial Group LLC (“Sherman”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) pursuant to which the Management Entity agreed to purchase interests in Sherman from both MGIC and Radian. In the Purchase Agreement, Management Entity agreed to purchase from MGIC: (a) all of MGIC’s Preferred Units in Sherman for a cash purchase price equal to $27,000,000 and (b) 1,425,335 Class A Common Units in Sherman for a cash purchase price equal to $213,800,250 plus a contingent purchase price that will be paid if Management Entity’s return on its investment in the Class A Common Units purchased exceeds a threshold that equates to an annual return of approximately 16%. The sale of these interests was completed on September 19, 2007.
     Prior to the transactions contemplated by the Purchase Agreement, (a) MGIC and Radian each held approximately 40.96% of the Class A Common Units and 50% of the Preferred Units in Sherman and (b) the Management Entity and another entity owned by Sherman’s management held the remainder of the Class A Common Units and all of the Class B Common Units in Sherman. In connection with the closing of the transactions under the Purchase Agreement, the interests in Sherman were recapitalized into a single class of interests. Giving effect to the transactions contemplated by the Purchase Agreement and such recapitalization, MGIC owns approximately 24.25% of the interests in Sherman, the Management Entity and the other entity owned by Sherman’s management owns approximately 53.97% of the interests in Sherman and Radian owns the balance.
     The foregoing description of the Purchase Agreement is qualified in its entirety by reference to the Purchase Agreement, a copy of which is filed as Exhibit 2.1, hereto and is hereby incorporated into this report by reference.
Item 9.01.     Financial Statements and Exhibits
     (d) Exhibits

Exhibit
Number	Description of Exhibit

Exhibit 2.1	Securities Purchase Agreement, by and among Mortgage Guaranty Insurance Corporation, Radian Guaranty Inc. and Sherman Capital L.L.C., dated September 14, 2007.*

*	The schedule to the Securities Purchase Agreement is not being filed herewith. The registrant agrees to furnish supplementally a copy of such schedule to the Securities and Exchange Commission upon request.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGIC INVESTMENT CORPORATION
Date: September 19, 2007	By:	/s/ Joseph J. Komanecki
Joseph J. Komanecki
Senior Vice President, Controller and Chief Accounting Officer

INDEX TO EXHIBITS

Exhibit
Number	Description of Exhibit

Exhibit 2.1	Securities Purchase Agreement, by and among Mortgage Guaranty Insurance Corporation, Radian Guaranty Inc. and Sherman Capital L.L.C., dated September 14, 2007.*

*	The schedule to the Securities Purchase Agreement is not being filed herewith. The registrant agrees to furnish supplementally a copy of such schedule to the Securities and Exchange Commission upon request.